SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☑                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

TRANSAMERICA SERIES TRUST

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(4)	Date Filed:

TRANSAMERICA SERIES TRUST

Transamerica Multi-Manager Alternative Strategies VP

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

February 11, 2020

Dear Holder:

A special meeting of holders (the “Holders”) who invest in one or more of Transamerica Multi-Manager Alternative Strategies VP and Transamerica BlackRock Global Allocation Managed Risk – Growth VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on March 20, 2020, at 10 a.m. (Mountain time).

You are being asked to approve the proposed liquidation of the Portfolio(s) in which you are invested, as described below. We are seeking your approval of each applicable proposal through the enclosed joint proxy statement, which we invite you to review closely.

On December 4-5, 2019, the Board of Trustees of the Trust considered and approved the liquidation and dissolution of each Portfolio subject to the approval by the Portfolio’s Holders of a Plan of Liquidation. If the proposed Plan of Liquidation is approved by a Portfolio’s Holders, the Portfolio will, by the Liquidation Date (as defined below), in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities; (3) make a liquidating distribution equal to the Holders’ interest in the remaining assets of the Portfolio without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and dissolve its existence. If the proposed Plans of Liquidation are approved by Holders, the Plans of Liquidation are expected to take effect on or about April 30, 2020. As soon as practicable thereafter, the Portfolios would be liquidated pursuant to the Plans of Liquidation (the “Liquidation Date”).

If, by the Liquidation Date, you have not yet transferred your interest in the applicable Portfolio(s) to another allocation option, upon the liquidation of the Portfolio, the liquidation proceeds related to your investment in the Portfolio will be transferred to the corresponding share class of Transamerica BlackRock Government Money Market VP (the “Government Money Market Portfolio”), another series of the Trust, which is managed by TAM and sub-advised by BlackRock Investment Management, LLC.

You may transfer your interest in the applicable Portfolio to any of the other allocation options available under your variable annuity contract or variable life insurance policy in accordance with the terms of your contract or policy at any time prior to the Liquidation Date free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge. If the liquidation proceeds related to your interest in a Portfolio are transferred to the Government Money Market Portfolio, you may subsequently transfer your interest in the Government Money Market Portfolio to any of the other allocation options available under your variable annuity contract or variable life insurance policy in accordance with the terms of your contract or policy, free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of ninety (90) days after the Liquidation Date. The proposed liquidation, as well as contract value transfers in anticipation of or subsequent to the proposed liquidation, will not ordinarily create federal income tax liability for you in connection with your variable annuity contract or variable life insurance policy.

Whether or not you plan to attend the meeting in person and regardless of the size of the interest you hold, your vote is important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions about the proposals, please call the Trust toll-free at 1-888-233-4339.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman, President and Chief Executive Officer

IMPORTANT INFORMATION FOR HOLDERS

Please read the full text of the enclosed joint proxy statement.

Below is a brief overview of the proposals to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the joint proxy statement?

A.

You and the other holders (the “Holders”) who invest in one or more of Transamerica Multi-Manager Alternative Strategies VP and Transamerica BlackRock Global Allocation Managed Risk – Growth VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), through a variable life insurance policy or variable annuity contract, are being asked to vote “FOR” the following applicable proposal(s) that have been approved by the Board of Trustees of the Trust (the “Board” or “Board Members”).

Proposal I: Approval of a Plan of Liquidation to liquidate Transamerica Multi-Manager Alternative Strategies VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached joint Proxy Statement.

Proposal II: Approval of a Plan of Liquidation to liquidate Transamerica BlackRock Global Allocation Managed Risk – Growth VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached joint Proxy Statement.

The implementation of each of Proposal I and Proposal II is not contingent upon the approval of the other proposal.

Q.	Why are the Portfolios being liquidated?

A.

Transamerica Asset Management, Inc. (“TAM”), the Portfolios’ investment manager, believes the Portfolios are sub-scale with poor prospects for growth. TAM does not believe there is a current opportunity to significantly distribute the Portfolios to new investors. TAM therefore recommended, and the Board of Trustees approved, the liquidation of each Portfolio as in the best interests of the Portfolio and its Holders.

Q.	Why am I being asked to vote on these proposal(s)?

A.

Holders of a Portfolio who have not otherwise given transfer instructions prior to the Liquidation Date will have their interests in the Portfolio transferred to the corresponding share class of Transamerica BlackRock Government Money Market VP (the “Government Money Market Portfolio”) another series of the Trust, which is managed by TAM and sub-advised by BlackRock Investment Management, LLC. Although Holder approval is not necessary to liquidate each Portfolio under the Trust’s organizational documents, TAM requested that the Board solicit Holder approval of each Plan of Liquidation in order to meet regulatory requirements applicable to the potential transfer of the interests of a Portfolio to the Government Money Market Portfolio. The enclosed joint proxy statement and proxy card identify the proposal(s) you are being asked to approve. The Board has approved each of the proposals, believes they are in Holders’ best interests and recommends you vote “FOR” each of the applicable proposal(s).

Q.	What will happen to my shares after each Portfolio is liquidated?

A.

If, by the Liquidation Date, you have not yet transferred your interest in a Portfolio to another allocation option, upon the liquidation of the Portfolio, the liquidation proceeds related to your investment in the Portfolio will be transferred to the corresponding share class of the Government Money Market Portfolio.

i

Q.	Do I have to reinvest my liquidation proceeds in the Government Money Market Portfolio?

A.

You may transfer your interest in the applicable Portfolio to any of the other allocation options available under your variable annuity contract or variable life insurance policy in accordance with the terms of your contract or polity at any time prior to the Liquidation Date free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge. If the liquidation proceeds related to your interest in a Portfolio are transferred to the Government Money Market Portfolio, you may, but will not be required to, subsequently transfer your interest in the Government Money Market Portfolio to any of the other allocation options available under your variable annuity contract or variable life insurance policy in accordance with the terms of your contract or policy, free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of ninety (90) days after the Liquidation Date.

Q.	Will my vote make a difference?

A.

Your vote is very important and can make a difference in the governance of the applicable Portfolio(s), no matter the size of the interest you hold. Your vote can help ensure that the proposals recommended by the Board can be implemented. We encourage all Holders to participate in the governance of their Portfolio(s).

Q.	Who is paying for the preparation, printing and mailing of the joint proxy statement and solicitation of proxies?

A.

TAM will bear the expenses of the liquidation, which are estimated to be approximately $73,000 including: preparation of this Joint Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions (including the fees and expenses of Computershare, the proxy solicitor), the cost of any necessary filings with the Securities and Exchange Commission (“SEC”), legal fees, accounting fees, and expenses of holding shareholders’ meetings.

Q.	Who do I call if I have questions?

A.

If you need more information or have any questions about the proposals, please call the Trust toll-free at 1-888-233-4339. If you have any questions about voting, please call the Portfolios’ proxy solicitor, Computershare at 1-866-612-5814.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone, by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your interests by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

ii

TRANSAMERICA SERIES TRUST

Transamerica Multi-Manager Alternative Strategies VP

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF A MEETING OF HOLDERS

to be held on March 20, 2020

Please take notice that a special meeting of holders (the “Holders”) who invest in one or more of Transamerica Multi-Manager Alternative Strategies VP and Transamerica BlackRock Global Allocation Managed Risk – Growth VP (each, a “Portfolio” and collectively, the “Portfolios”), each a series of Transamerica Series Trust (the “Trust”), through a variable life insurance policy or variable annuity contract, will be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street, Suite 5200, Denver, CO 80202, on March 20, 2020, at 10 a.m. (Mountain time), to consider and vote on the following proposals, as applicable:

Proposal I.	Approval of a Plan of Liquidation to liquidate Transamerica Multi-Manager Alternative Strategies VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached joint Proxy Statement; and

Proposal II.	Approval of a Plan of Liquidation to liquidate Transamerica BlackRock Global Allocation Managed Risk – Growth VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached joint Proxy Statement; and

Proposal III.	To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

After careful consideration of each proposal, the Board of each Portfolio approved Proposals I through III and recommends that Holders vote “FOR” the proposal for each respective Portfolio.

Each Holder of record of each Portfolio at the close of business on January 21, 2020 is entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof.

By order of the Board,

/s/ Erin D. Nelson
Erin D. Nelson
Chief Legal Officer and Secretary

February 11, 2020

HOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

The proxy materials will be available to review on the Portfolios’ website at www.transamericaseriestrust.com until at least October 31, 2020. A paper or email copy of the proxy materials may be obtained, without charge, by contacting the Portfolios’ proxy solicitor, Computershare at 1-866-612-5814.

YOU CAN HELP YOUR PORTFOLIO AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR INTERESTS USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

TRANSAMERICA SERIES TRUST

Transamerica Multi-Manager Alternative Strategies VP

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

JOINT PROXY STATEMENT

Introduction

This joint Proxy Statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member of the Board, a “Board Member”) of Transamerica Series Trust (the “Trust”), on behalf of each of Transamerica Multi-Manager Alternative Strategies VP and Transamerica BlackRock Global Allocation Managed Risk – Growth VP (each, a “Portfolio” and collectively, the “Portfolios”). The proxies are being solicited for use at a special meeting of holders (the “Holders”), which invest in a Portfolio through a variable life insurance policy or variable annuity contract, to be held at the offices of Transamerica Asset Management, Inc. (“TAM”), 1801 California Street., Suite 5200, Denver, CO 80202, on March 20, 2020, at 10 a.m. (Mountain time) (the “Special Meeting”), and at any and all adjournments or postponements thereof. The Special Meeting will be held for the purposes set forth in the accompanying Notice of Special Meeting of Holders.

This Proxy Statement and the accompanying materials are being first mailed by the Board to Holders on or about February 14, 2020.

The Trust is organized as a Delaware statutory trust. The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

In certain cases, for ease of comprehension, the term “Portfolio” is used in this Proxy Statement where it may be more precise to refer to the Trust, of which each Portfolio is a series. For purposes of convenience in this Proxy Statement, holders have been defined as “Holders,” as noted above and the interests that they hold in insurance company separate accounts that in turn own shares of a Portfolio are sometimes referred to as “interests.” Holders are not shareholders of a Portfolio. For ease of reference, throughout the Proxy Statement, shareholders and Holders may collectively be referred to as “shareholders” of a Portfolio.

You are being asked to vote at the Special Meeting because you were invested in one or more Portfolios through your variable annuity contract or variable life insurance policy as of the close of business on January 21, 2020 (the “Record Date”). Each Holder of record of a Portfolio at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the applicable Portfolio represented by the Holder’s shares of the Portfolio (with proportional fractional votes for fractional shares). The number of shares of each Portfolio outstanding and the net assets of each Portfolio at the close of business on the Record Date were as follows:

Portfolio	Class	Net Assets ($)	Total Shares Outstanding
Transamerica Multi-Manager Alternative Strategies VP	Initial	$10.81	1.09
	Service	$5,283,876.45	512,128.27
Transamerica BlackRock Global Allocation Managed Risk – Growth VP	Initial	N/A	N/A
	Service	$211,420,664.71	20,422,085.63

Please sign, date and return the proxy card included with this Proxy Statement. You may also provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a Holder has specified a choice on that Holder’s proxy, the Holder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Holders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal. Please consult your participating insurance company regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of Holders is required to take action at the Special Meeting. For the purposes of taking action on Proposals I through III, Holders entitled to vote and present in person or by proxy representing at least thirty percent (30%) of the voting power of each respective Portfolio shall constitute a quorum at a Special Meeting. A quorum is likely to be established due to the proportional voting by the Insurance Companies described below.

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of each of Proposals I and II requires the vote of a “majority of the outstanding voting securities” of each applicable Portfolio within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present or represented by proxy at the Special Meeting if Holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Portfolio.

The following table shows how Portfolio shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” in person or by proxy are counted toward a quorum.	Shares “present” in person will be voted in person at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No-Voting Instruction	Considered “present” at meeting for purposes of quorum.	Voted “for” the proposal.

Vote to Abstain	Considered “present” at meeting for purposes of quorum.	Abstentions do not count as a vote “for” the proposal and have the same effect as a vote “against” the proposal.

Manner of Voting

Shares of the Portfolios are not offered directly to the public, but are sold only to (1) insurance companies and their separate accounts as the underlying investment medium for Holders as owners of variable annuity contracts and variable life policies (collectively, the “Policies”), and (2) certain asset allocation portfolios that are series of the Trust (the “Asset Allocation Portfolios”). As such, Transamerica Life Insurance Company (“TLIC”), Transamerica Financial Life Insurance Company (“TFLIC”), and Transamerica Premier Life Insurance Company (“TPLIC”) (collectively, the “Insurance Companies”) are the only shareholders of the investment portfolios offered by the Trust. The Insurance Companies each offer the opportunity to invest in the Portfolios through their respective products.

The Insurance Companies will vote shares held by these separate accounts in a manner consistent with voting instructions timely received from the Holders of the Policies used to fund the accounts. A signed proxy card or other authorization by a Holder that does not specify how the Holder’s interest should be voted on a proposal will be deemed an instruction to vote such interest in favor of the applicable proposal.

The Insurance Companies will use proportional voting to vote shares held by separate accounts for which no timely instructions are received from the Holders of the Policies. The Insurance Companies do not require that a specified number of owners of the Policies submit voting instructions before the Insurance Companies will vote the shares of the Portfolio held by its separate accounts at the Special Meeting. As a result, a small number of Holders of the Policies could determine how the Insurance Companies vote, if other Holders fail to vote. In the case of the Asset Allocation Portfolios that hold shares of a Portfolio, if any, each Asset Allocation Portfolio will vote its shares of the applicable Portfolio in the same proportion in which votes are cast by other Holders of the Portfolio. In addition, TAM, the Insurance Companies and their affiliates will use proportional voting to vote any shares held by TAM, the Insurance Companies or their affiliates for their own account.

A signed proxy card or other authorization by a beneficial owner of shares in a Portfolio that does not specify how the beneficial owner’s shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of the applicable proposal(s).

If you need more information or have any questions about the proposals, please call the Trust toll-free at 1-888-233-4339. If you have any questions about voting, please call the Portfolios’ proxy solicitor, Computershare at 1-866-612-5814.

Revoking Proxies

Each Portfolio Holder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By attending the meeting and voting in person at the meeting and giving oral notice of revocation to the chairman of the meeting.

However, attendance in-person at the meeting, by itself, will not revoke a previously executed and returned proxy.

If a Portfolio Holder holds Portfolio shares through a bank or other intermediary, the bank or intermediary should be consulted regarding the shareholder’s ability to revoke voting instructions after such instructions have been provided.

PROPOSAL I — APPROVAL OF PLAN OF LIQUIDATION FOR

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES VP

This Proposal I is to be voted on by Holders of Transamerica Multi-Manager Alternative Strategies VP (for purposes of this proposal, the “Portfolio”).

Background

On December 4-5, 2019, the Board of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), based on the recommendation of TAM, the Portfolio’s investment manager, determined that the Portfolio should be liquidated and dissolved, subject to Holder approval of the proposed Plan of Liquidation. The form of Plan of Liquidation for the Portfolio can be found in Appendix A attached hereto. The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation. For a more complete understanding of the Plan of Liquidation, please read Appendix A.

Subject to the approval of Proposal I by the Holders of the Portfolio, the Portfolio will be eliminated as an allocation option under each variable annuity contract and variable life insurance policy after the liquidation is effected, and its outstanding shares will be cancelled.

Holders of the Portfolio who have not otherwise given transfer instructions prior to the Liquidation Date will have their interests in the Portfolio transferred to the corresponding share class of Transamerica BlackRock Government Money Market VP (the “Government Money Market Portfolio”), upon receipt of the liquidating distribution from the Portfolio, as discussed below. The Government Money Market Portfolio, a series of the Trust, is managed by TAM and sub-advised by BlackRock Investment Management, LLC.

Reasons for the Proposed Liquidation

TAM believes the Portfolio is sub-scale with poor prospects for growth. TAM does not believe there is a current opportunity to significantly distribute the Portfolio to new investors. For these reasons, TAM recommended and the Board approved the liquidation of the Portfolio.

At its meeting on December 4-5, 2019, the Board considered a number of factors, including the amount of the Portfolio’s net assets, information from TAM regarding the outlook for the Portfolio, and the terms and conditions of the Plan of Liquidation. The Board considered alternatives to liquidating the Portfolio, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for the Portfolio’s Holders. The Board also considered representations from TAM that (i) TAM would bear all of the expenses incurred in connection with carrying out the Plan of Liquidation; (ii) if, by the Liquidation Date, Holders have not provided transfer instructions, upon the liquidation of the Portfolio, a Holder’s liquidation proceeds related to their interest in the Portfolio would be transferred to the corresponding share class of the Government Money Market Portfolio; and (iii) the proposed liquidation, as well as contract value transfers in anticipation of or subsequent to the proposed liquidation, would not ordinarily create federal income tax liability for Holders. The Board also noted that Holders would have the right to subsequently transfer their interests in the Government Money Market Portfolio to any of the other allocation options available under their respective variable annuity contracts or variable life insurance policies in accordance with the terms of their respective contracts or policies free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of ninety (90) days following the liquidation. After considering and discussing these factors, the Board determined that the proposed liquidation would be in the best interests of the Portfolio’s Holders.

Although Holder approval is not necessary to liquidate the Portfolio under the Portfolio’s organizational documents, TAM requested that the Board solicit Holder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of the interests of the Portfolio to the Government Money Market Portfolio.

Accordingly, after consideration of the above recommendation and such other factors and information it considered relevant, the Board unanimously approved the liquidation and dissolution of the Portfolio subject to the approval by the Portfolio’s Holders of the Plan of Liquidation.

Liquidation Costs

TAM will bear the expenses of the liquidation, which are estimated to be approximately $73,000 including: preparation of this Joint Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions (including the fees and expenses of Computershare), the cost of any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders’ meetings.

TAM will also bear any brokerage fees and other transaction costs associated with the sale of portfolio holdings of the Portfolio prior to the Liquidation Date as a result of the liquidation, which are estimated to be immaterial.

The Government Money Market Portfolio will bear any brokerage fees and other transaction costs associated with the purchase of portfolio holdings by the Government Money Market Portfolio after the liquidation as a result of any cash in-flows from the liquidations.

The Rationale for Recommending the Government Money Market Portfolio

While TAM considered other funds as substitutes for the Portfolio, it determined that the Government Money Market Portfolio would be an appropriate vehicle into which to transfer the contract value of Holders who do not exercise their transfer rights prior to the liquidation.

The following chart compares the annual fund operating expenses of the Portfolio and the Government Money Market Portfolio for the one-year period ended December 31, 2019. The fees shown do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

	The Portfolio		The Government Money Market Portfolio
	Initial Class	Service Class	Initial Class	Service Class
Management fees	0.19%	0.19%	0.24%	0.24%
Distribution and service (12b-1) fees[1]	0.00%	0.25%	0.00%	0.25%
Other expenses	0.67%	0.67%	0.05%	0.05%
Acquired fund fees and expenses[2]	1.33%	1.33%	N/A	N/A
Total annual fund operating expenses	2.19%	2.44%	0.29%	0.54%
Fee waiver and/or expense reimbursement	0.31%[3]	0.31%[3]	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.88%	2.13%	0.29%	0.54%

[1]

The Portfolios and the Government Money Market Portfolio do not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2021. The maximum 12b-1 fee on Initial Class shares is 0.15%. The Portfolios and the Government Money Market Portfolio reserve the right to pay such fees after that date.

[2]

Acquired fund fees and expenses reflect the Portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the Portfolio’s prospectus.

[3]

Contractual arrangements have been made with the Portfolio’s investment manager, TAM, through May 1, 2021 to waive fees and/or reimburse Portfolio expenses to the extent that the total annual fund operating expenses exceed 0.55% for Initial Class shares and 0.80% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business. These arrangements cannot be terminated prior to May 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

Further information about the Government Money Market Portfolio, including performance information, is available in Appendix D. Holders should carefully review the prospectus dated May 1, 2019 for the Government Money Market Portfolio. For more information about the Government Money Market Portfolio and for a free copy of its most recent prospectus, statement of additional information, annual or semi-annual report, call 1-800-851-9777 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the Trust’s website at www.transamericaseriestrust.com.

Expense Limitation

Contractual arrangements have been made with the Government Money Market Portfolio’s investment manager, TAM, through May 1, 2021 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.38% for Initial Class shares and 0.63% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business.

These arrangements cannot be terminated prior to May 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

Plan of Liquidation

If the Plan of Liquidation is approved by the Holders of the Portfolio, the Portfolio will, by the Liquidation Date, in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities and any necessary dividends with respect to the Portfolio’s current and prior taxable years; (3) make a liquidating distribution equal to the Holders’ interest in the remaining assets of the Portfolio without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and dissolve its existence.

If the proposed Plan of Liquidation is approved by Holders, the Plan of Liquidation is expected to take effect on or about April 30, 2020. As soon as practicable thereafter, the Portfolio would be liquidated pursuant to the Plan of Liquidation (the “Liquidation Date”). To facilitate the liquidation, the Portfolio will be closed to all investments as of the close of business on or about February 14, 2020.

In addition, if the proposed Plan of Liquidation is approved by the Holders of the Portfolio, following Holder approval and during the period prior to the Liquidation Date, the Portfolio may not operate in accordance with its stated investment objective, policies, restrictions and strategies. If the Plan of Liquidation is not approved by the Holders of the Portfolio, the Board will consider what other action should be taken with respect to the Portfolio, including continuing the normal operations of the Portfolio.

Holder Approval

To become effective with respect to the Portfolio, the Plan of Liquidation must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the meeting or represented by proxy if Holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The Plan of Liquidation was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

The Board unanimously recommends that the Holders of the Portfolio vote “FOR” the approval of the Plan of Liquidation, and based on that recommendation, Holders are encouraged to vote “FOR” the approval of the Plan of Liquidation.

PROPOSAL II — APPROVAL OF PLAN OF LIQUIDATION FOR

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION MANAGED RISK – GROWTH VP

This Proposal II is to be voted on by Holders of Transamerica BlackRock Global Allocation Managed Risk – Growth VP (for purposes of this proposal, the “Portfolio”).

Background

On December 4-5, 2019, the Board of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), based on the recommendation of TAM, the Portfolio’s investment manager, determined that the Portfolio should be liquidated and dissolved, subject to Holder approval of the proposed Plan of Liquidation. The form of Plan of Liquidation for the Portfolio can be found in Appendix B attached hereto. The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation. For a more complete understanding of the Plan of Liquidation, please read Appendix B.

Subject to the approval of Proposal II by the Holders of the Portfolio, the Portfolio will be eliminated as an allocation option under each variable annuity contract and variable life insurance policy after the liquidation is effected, and its outstanding shares will be cancelled.

Holders of the Portfolio who have not otherwise given transfer instructions prior to the Liquidation Date will have their interests in the Portfolio transferred to the corresponding share class of Transamerica BlackRock Government Money Market VP (the “Government Money Market Portfolio”), upon receipt of the liquidating distribution from the Portfolio, as discussed below. The Government Money Market Portfolio, a series of the Trust, is managed by TAM and sub-advised by BlackRock Investment Management, LLC.

Reasons for the Proposed Liquidation

TAM believes the Portfolio is sub-scale with poor prospects for growth. TAM does not believe there is a current opportunity to significantly distribute the Portfolio to new investors. For these reasons, TAM recommended and the Board approved the liquidation of the Portfolio.

At its meeting on December 4-5, 2019, the Board considered a number of factors, including the amount of the Portfolio’s net assets, information from TAM regarding the outlook for the Portfolio, and the terms and conditions of the Plan of Liquidation. The Board considered alternatives to liquidating the Portfolio, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for the Portfolio’s Holders. The Board also considered representations from TAM that (i) TAM would bear all of the expenses incurred in connection with carrying out the Plan of Liquidation; (ii) if, by the Liquidation Date, Holders have not provided transfer instructions, upon the liquidation of the Portfolio, a Holder’s liquidation proceeds related to their interest in the Portfolio would be transferred to the corresponding share class of the Government Money Market Portfolio; and (iii) the proposed liquidation, as well as contract value transfers in anticipation of or subsequent to the proposed liquidation, would not ordinarily create federal income tax liability for Holders. The Board also noted that Holders would have the right to subsequently transfer their interests in the Government Money Market Portfolio to any of the other allocation options available under their respective variable annuity contracts or variable life insurance policies in accordance with the terms of their respective contracts or policies free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of ninety (90) days following the liquidation. After considering and discussing these factors, the Board determined that the proposed liquidation would be in the best interests of the Portfolio’s Holders.

Although Holder approval is not necessary to liquidate the Portfolio under the Portfolio’s organizational documents, TAM requested that the Board solicit Holder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of the interests of the Portfolio to the Government Money Market Portfolio.

Accordingly, after consideration of the above recommendation and such other factors and information it considered relevant, the Board unanimously approved the liquidation and dissolution of the Portfolio subject to the approval by the Portfolio’s Holders of the Plan of Liquidation.

Liquidation Costs

TAM will bear the expenses of the liquidation, which are estimated to be approximately $73,000 including: preparation of this Joint Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions (including the fees and expenses of Computershare), the cost of any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholders’ meetings.

TAM will also bear any brokerage fees and other transaction costs associated with the sale of portfolio holdings of the Portfolio prior to the Liquidation Date as a result of the liquidation, which are estimated to be immaterial.

The Government Money Market Portfolio will bear any brokerage fees and other transaction costs associated with the purchase of portfolio holdings by the Government Money Market Portfolio after the liquidation as a result of any cash in-flows from the liquidations.

The Rationale for Recommending the Government Money Market Portfolio

While TAM considered other funds as substitutes for the Portfolio, it determined that the Government Money Market Portfolio would be an appropriate vehicle into which to transfer the contract value of Holders who do not exercise their transfer rights prior to the liquidation.

The following chart compares the annual fund operating expenses of the Portfolio and the Government Money Market Portfolio for the one-year period ended December 31, 2019. The fees shown do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

	The Portfolio		The Government Money Market Portfolio
	Initial Class	Service Class	Initial Class	Service Class
Management fees	0.30%	0.30%	0.24%	0.24%
Distribution and service (12b-1) fees[1]	0.00%	0.25%	0.00%	0.25%
Other expenses	0.05%	0.05%	0.05%	0.05%
Acquired fund fees and expenses[2]	0.73%	0.73%	N/A	N/A
Total annual fund operating expenses	1.08%	1.33%	0.29%	0.54%

[1]

The Portfolios and the Government Money Market Portfolio do not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2021. The maximum 12b-1 fee on Initial Class shares is 0.15%. The Portfolios and the Government Money Market Portfolio reserve the right to pay such fees after that date.

[2]

Acquired fund fees and expenses reflect the Portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the Portfolio’s prospectus.

Further information about the Government Money Market Portfolio, including performance information, is available in Appendix D. Further information about the Government Money Market Portfolio, including performance information, is available in Appendix D. Holders should carefully review the prospectus dated May 1, 2019 for the Government Money Market Portfolio. For more information about the Government Money Market Portfolio and for a free copy of its most recent prospectus, statement of additional information, annual or semi-annual report, call 1-800-851-9777 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the Trust’s website at www.transamericaseriestrust.com.

Expense Limitation

Contractual arrangements have been made with the Portfolio’s investment manager, TAM, through May 1, 2021 to waive fees and/or reimburse Portfolio expenses to the extent that the total annual fund operating expenses exceed 0.35% for Initial Class shares and 0.60% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Portfolio’s business.

Contractual arrangements have been made with the Government Money Market Portfolio’s investment manager, TAM, through May 1, 2021 to waive fees and/or reimburse portfolio expenses to the extent that the total annual fund operating expenses exceed 0.38% for Initial Class shares and 0.63% for Service Class shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the portfolio’s business.

These arrangements cannot be terminated prior to May 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

Plan of Liquidation

If the Plan of Liquidation is approved by the Holders of the Portfolio, the Portfolio will, by the Liquidation Date, in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities and any necessary dividends with respect to the Portfolio’s current and prior taxable years; (3) make a liquidating distribution equal to the Holders’ interest in the remaining assets of the Portfolio without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and dissolve its existence.

If the proposed Plan of Liquidation is approved by Holders, the Plan of Liquidation is expected to take effect on or about April 30, 2020. As soon as practicable thereafter, the Portfolio would be liquidated pursuant to the Plan of Liquidation (the “Liquidation Date”). To facilitate the liquidation, the Portfolio will be closed to all investments as of the close of business on or about February 14, 2020.

In addition, if the proposed Plan of Liquidation is approved by the Holders of the Portfolio, following Holder approval and during the period prior to the Liquidation Date, the Portfolio may not operate in accordance with its stated investment objective, policies, restrictions and strategies. If the Plan of Liquidation is not approved by the Holders of the Portfolio, the Board will consider what other action should be taken with respect to the Portfolio, including continuing the normal operations of the Portfolio.

Holder Approval

To become effective with respect to the Portfolio, the Plan of Liquidation must be approved by a vote of a majority of the outstanding voting securities of the Portfolio. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Portfolio that are present at the meeting or represented by proxy if Holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Portfolio are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Portfolio. The Plan of Liquidation was approved by the independent Board Members, separately, and by the Board of the Portfolio, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

The Board unanimously recommends that the Holders of the Portfolio vote “FOR” the approval of the Plan of Liquidation, and based on that recommendation, Holders are encouraged to vote “FOR” the approval of the Plan of Liquidation.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of the Special Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION RELATING TO THE PROPOSALS

Transfer Rights

Holders will have the opportunity to submit transfer instructions in order to transfer their contract values currently allocated to a Portfolio to other allocation options available under their variable contracts prior to the Liquidation Date. For Holders who have provided transfer instructions prior to the Liquidation Date, their interest in the Portfolio will be transferred to the allocation option(s) selected in accordance with the transfer instructions. On the Liquidation Date, those Holders who have not exercised their transfer rights prior to the Liquidation Date will have their liquidation proceeds related to their interests in the Portfolio transferred to the corresponding class of the Government Money Market Portfolio.

The proposed liquidation of a Portfolio will not in any way affect the rights of Holders or the obligations of the Insurance Companies under the variable contracts. As of the date of this Proxy Statement, Holders may at any time transfer their interest in a Portfolio to any of the other allocation options available under their respective variable annuity contracts or variable life insurance policies in accordance with the terms of their respective contracts or policies free of any applicable transfer restriction, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge. Likewise, for ninety (90) days following the liquidation of a Portfolio, Holders who had their liquidation proceeds related to their interest in the Portfolio transferred to the Government Money Market Portfolio may transfer their interest in the Government Money Market Portfolio to any of the other allocation options available under their respective variable annuity contracts or variable life insurance policies in accordance with the terms of their respective contracts or policies free of any applicable transfer restriction, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge.

Shortly after the proposed liquidation, each Holder who had their liquidation proceeds related to their interest in a Portfolio transferred to the Government Money Market Portfolio will receive a notice (accompanied by a transfer request form and a postage pre-paid return envelope) explaining that their interests have been transferred and requesting that they submit a transfer request in the event that they do not want to remain invested in the Government Money Market Portfolio.

Holders will not incur any transfer fees or other charges under the Plans of Liquidation. TAM will pay the expenses of carrying out the Plans of Liquidation, including, without limitation: (1) expenses associated with the preparation and filing of a proxy statement relating to the liquidations, (2) fees and disbursements of legal counsel and other professionals, (3) brokerage commissions and other direct expenses of liquidating portfolio investments of the liquidating Portfolios, and (4) postage, printing and proxy solicitation costs (including the fees and expenses of Computershare).

Certain U.S. Federal Income Tax Consequences

The liquidation and subsequent transfer of interests currently allocated to a Portfolio to the Government Money Market Portfolio will not ordinarily create any tax liability for Holders, and Holders will not ordinarily incur any tax liability upon exercising their transfer rights to transfer the value of their interest in the Portfolio to another allocation option available under their respective variable annuity contracts or variable life insurance policies.

The foregoing is only a summary of certain U.S. federal income tax consequences of the liquidation of the Portfolios and should not be considered tax advice. There can be no assurance that the Internal Revenue Service will concur with all or any of the guidance discussed above. You should consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

Investment Manager

TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as the investment manager to the Transamerica family of funds, including each Portfolio. TAM provides continuous and regular investment management services to the Portfolios. For each of the Portfolios, TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with each Portfolio’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolios and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to the Portfolios. More information on the investment management services rendered by TAM is included in the Portfolios’ Statement of Additional Information.

TAM has been a registered investment adviser since 1996. As of December 31, 2019, TAM has approximately $80.5 billion in total assets under management.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Legal Proceedings

On August 27, 2018, TAM, Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold. The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the portfolios. The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov.The portfolios are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the portfolios to lose value. See “Principal Risks” in the Portfolios’ prospectus.

Sub-Advisers

Goldman Sachs Asset Management, L.P. (“Goldman Sachs”), located at 200 West Street, New York, NY 10282, serves as sub-adviser to Transamerica Multi-Manager Alternative Strategies VP. Goldman Sachs, an affiliate of Goldman Sachs & Co. LLC, has been a registered investment adviser since 1990. As of December 31, 2019, Goldman Sachs Asset Management, L.P. has approximately $1.698 trillion in total assets under supervision.

Milliman Financial Risk Management LLC (“Milliman”), located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606, serves as sub-adviser to Transamerica BlackRock Global Allocation Managed Risk – Growth VP. Milliman is a wholly owned subsidiary of Milliman, Inc. and has been a registered investment adviser since 2011. As of December 31, 2019, the Milliman Managed Risk Strategy is included in a range of investment options totaling approximately $54.8 billion in portfolio value.

Transfer Agent and Distributor

Transamerica Fund Services, Inc. (“TFS”) is the transfer agent of the Portfolios and is located at 1801 California Street, Suite 5200, Denver, CO 80202. The current distributor of the Portfolios is Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCI are affiliates of Aegon, NV.

Custodian

State Street Bank & Trust (“State Street”), located at One Lincoln Street, Boston, MA 02111, serves as the Portfolios’ custodian.

Annual and Semi-Annual Reports

Holders of each Portfolio can find important information about the Portfolio in the Trust’s annual report dated December 31, 2018 and its semi-annual report dated June 30, 2019, which have been previously mailed to Holders. You may obtain copies of these reports without charge by writing to the Portfolios at the address shown below, by calling the Portfolios at 1-800-851-9777 or by visiting the Trust’s website at www.transamericaseriestrust.com.

Holder inquiries and transaction requests should be mailed to:

Transamerica Series Trust

1801 California Street, Suite 5200

Denver, CO 80202

Proxy Solicitation

The solicitation of proxies will be principally conducted by the mailing of this Proxy Statement beginning on or about February 14, 2020, but proxies may also be solicited by telephone and/or in person by representatives of the Portfolios, regular employees of TAM or its affiliate(s), or Computershare, a private proxy services firm. It is anticipated that the estimated cost of retaining Computershare is approximately $33,000. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meeting, including the preparation of this Joint Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions (including the fees and expenses of ComputerShare), the cost of any necessary filings with the SEC, legal fees and accounting fees, will be borne by TAM.

Principal Shareholders

To the knowledge of the Trust, as of the Record Date, the Trustees and officers of the Trust did not own 1% or more of the outstanding shares of either Portfolio.

As of the Record Date, the persons listed in Appendix C owned of record the amount of shares of each Portfolio indicated in Appendix C.

Holder Communications to the Board

Holders may mail written communications to the Portfolio’s Board, addressed to the care of the Secretary of the Portfolio, at the Trust’s address. Each Holder communication must (i) be in writing and be signed by the Holder, and (ii) identify the full name of the Portfolio. The Secretary is responsible for collecting, reviewing and organizing all properly submitted Holder communications. Except as provided below, with respect to each properly submitted Holder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a Holder communication should not be provided to the Board because the communication, among other things: (i) does not reasonably relate to the Portfolio or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Portfolio, or (ii) is ministerial in nature (such as a request for Portfolio literature, share data or financial information).

Holders Sharing the Same Address

As permitted by law, each Portfolio will deliver only one copy of this Proxy Statement to Holders residing at the same address, unless such Holders have notified the Portfolio of their desire to receive multiple copies of the shareholder reports and proxy statements the Portfolio sends. If you would like to receive an additional copy, please contact your Portfolio by writing to the address shown on the front page of this Proxy Statement or by calling the Portfolios at 1-800-851-9777. The Portfolio will then promptly deliver, upon request, a separate copy of this Proxy Statement to any Holder residing at an address to which only one copy was mailed. Holders wishing to receive separate copies of each Portfolio’s shareholder reports and proxy statements in the future, and Holders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Portfolios are not required to and do not intend to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Erin D. Nelson, Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Proposals relating to the Portfolios must be received a reasonable time prior to the date of a meeting of shareholders of the applicable Portfolio to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of each Portfolio is December 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the applicable Portfolio.

A list of Holders entitled to be present and to vote at the Special Meeting will be available at the offices of the Portfolios, 1801 California Street, Suite 5200, Denver, Colorado 80202 for inspection by any Holder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Trust’s Declaration of Trust Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Trust’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting prior to adjournment.

Information about the Portfolios

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Portfolios and may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the Portfolios are also available on the SEC’s Internet site at http://www.sec.gov. To obtain a copy of this Proxy Statement or other information about the Portfolios, without charge, or to request other information or make other inquiries about the Portfolios, call 1-888-233-4339 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the Trust’s website at www.transamericaseriestrust.com.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By order of the Board,

/s/ Erin D. Nelson
Erin D. Nelson
Chief Legal Officer and Secretary

February 11, 2020

APPENDIX A

TRANSAMERICA SERIES TRUST

Transamerica Multi-Manager Alternative Strategies VP

FORM OF

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”), dated and effective as of March 23, 2020 (the “Effective Date”), is adopted by Transamerica Series Trust (the “Trust”), a Delaware statutory trust, with respect to Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), and the regulations thereunder, with respect to the Portfolio.

The Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio and the redemption of the Portfolio’s outstanding shares in conformity with all applicable laws, including the laws of the State of Delaware, the 1940 Act, the IRC, and the Trust’s governing documents.

WHEREAS, the Trust’s Board of Trustees (the “Board”), on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and the beneficial owners of the Portfolio’s shares to liquidate and dissolve the Portfolio; and

WHEREAS, the Board has considered and unanimously adopted this Plan as the method of liquidating the Portfolio, in accordance with the Trust’s governing documents, subject to approval of this Plan by the Portfolio’s shareholders;1

NOW THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

1. Liquidation Date. The liquidation shall occur within twelve (12) months of the Effective Date (the “Liquidation Date”).

2. Shareholder Meeting. The Board will call a shareholder meeting to be held prior to the Liquidation Date in order to submit to shareholders this Plan for its approval or disapproval.

3. Dissolution. As promptly as practicable on or after the Liquidation Date, consistent with the provisions of the Plan, the Portfolio shall be dissolved in accordance with the laws of the State of Delaware and the Trust’s governing documents.

4. Cessation of Business. After the Effective Date, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio and discharging or making reasonable provisions for the Portfolio’s liabilities.

5. Liquidation of Assets. As soon as is reasonable and practicable on or after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Portfolio and the beneficial owners of its shares, the Portfolio may elect not to liquidate its portfolio assets and shall rather distribute such amounts in-kind to its shareholders consistent with applicable statutes, regulations and interpretations, which shall constitute a liquidating distribution for this purpose.

6. Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, the Portfolio shall determine and pay, or set aside in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred on or before the date of the liquidating distribution provided for in Section 7 below.

[1]

The only shareholders of the Portfolio are insurance company separate accounts. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this Plan as “shareholders.”

A-1

7. Liquidating Distribution. On the Liquidation Date, the Portfolio shall mail the following to its shareholders of record on the business day preceding the Liquidation Date in redemption of such shareholders’ shares of the Portfolio: (1) a liquidating distribution (or distributions, if more than one distribution shall be necessary), which may be in cash or cash equivalents or in-kind, equal to each shareholder’s proportionate interest in the net assets of the Portfolio; and (2) information concerning the sources of the liquidating distribution. Upon the mailing of the liquidating distribution, all outstanding shares of the Portfolio will be deemed cancelled. If the Trust is unable to make distributions to all of the Portfolio’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of the Portfolio’s shares are payable, the Board may create, in the name and on behalf of the Portfolio, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Portfolio in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

8. Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Portfolio shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends and any amounts treated as distributed by the Portfolio pursuant to Sections 562(b), 565, or 852(b)(3) of the IRC, shall have the effect of distributing to the Portfolio’s shareholders all of the Portfolio’s net tax exempt income and investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carryforward) and any additional amounts necessary to avoid any excise tax for such periods.

9. Expenses of the Portfolio. Transamerica Asset Management, Inc. shall bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to shareholders.

10. Power of the Board. The Board and, subject to the authority and approval of the Board, the officers of the Trust, shall have the authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the preparation, execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

11. Amendment of Plan. The Board shall have the authority to authorize or ratify such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Portfolio’s assets and effect complete liquidation of the Portfolio and the distribution of the Portfolio’s net assets to its shareholders in redemption of the shares in accordance with the laws of the State of Delaware, the 1940 Act, the IRC, the Trust’s governing documents, and the purposes to be accomplished by the Plan, if the Board determines that such action would be in the best interests of a Portfolio and its shareholders.

12. No Appraisal Rights. Shareholders shall have no appraisal rights in connection with the liquidation.

13. Filings. The Board hereby directs the appropriate parties to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the liquidation and dissolution of the Portfolio with the Internal Revenue Service and with any other taxing or other authority.

14. Non-Recourse. The obligations of the Trust entered into in the name, or on behalf thereof, by any of the Trustees of the Trust, representatives, or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Portfolio must look solely to the assets of the Trust belonging to the Portfolio for the enforcement of any claims against the Trust.

TRANSAMERICA SERIES TRUST,
on behalf of Transamerica Multi-Manager Alternative Strategies VP

By:
Name:
Title:

A-2

APPENDIX B

TRANSAMERICA SERIES TRUST

Transamerica BlackRock Global Allocation Managed Risk—Growth VP

FORM OF

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”), dated and effective as of March 23, 2020 (the “Effective Date”), is adopted by Transamerica Series Trust (the “Trust”), a Delaware statutory trust, with respect to Transamerica BlackRock Global Allocation Managed Risk—Growth VP (the “Portfolio”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), and the regulations thereunder, with respect to the Portfolio.

The Plan is intended to accomplish the complete liquidation and dissolution of the Portfolio and the redemption of the Portfolio’s outstanding shares in conformity with all applicable laws, including the laws of the State of Delaware, the 1940 Act, the IRC, and the Trust’s governing documents.

WHEREAS, the Trust’s Board of Trustees (the “Board”), on behalf of the Portfolio, has determined that it is in the best interests of the Portfolio and the beneficial owners of the Portfolio’s shares to liquidate and dissolve the Portfolio; and

WHEREAS, the Board has considered and unanimously adopted this Plan as the method of liquidating the Portfolio, in accordance with the Trust’s governing documents, subject to approval of this Plan by the Portfolio’s shareholders;2

NOW THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

1. Liquidation Date. The liquidation shall occur within twelve (12) months of the Effective Date (the “Liquidation Date”).

2. Shareholder Meeting. The Board will call a shareholder meeting to be held prior to the Liquidation Date in order to submit to shareholders this Plan for its approval or disapproval.

3. Dissolution. As promptly as practicable on or after the Liquidation Date, consistent with the provisions of the Plan, the Portfolio shall be dissolved in accordance with the laws of the State of Delaware and the Trust’s governing documents.

4. Cessation of Business. After the Effective Date, the Portfolio shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio and discharging or making reasonable provisions for the Portfolio’s liabilities.

5. Liquidation of Assets. As soon as is reasonable and practicable on or after the Effective Date, all portfolio securities of the Portfolio shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Portfolio and the beneficial owners of its shares, the Portfolio may elect not to liquidate its portfolio assets and shall rather distribute such amounts in-kind to its shareholders consistent with applicable statutes, regulations and interpretations, which shall constitute a liquidating distribution for this purpose.

6. Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, the Portfolio shall determine and pay, or set aside in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred on or before the date of the liquidating distribution provided for in Section 7 below.

[2]

The only shareholders of the Portfolio are insurance company separate accounts. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this Plan as “shareholders.”

B-1

7. Liquidating Distribution. On the Liquidation Date, the Portfolio shall mail the following to its shareholders of record on the business day preceding the Liquidation Date in redemption of such shareholders’ shares of the Portfolio: (1) a liquidating distribution (or distributions, if more than one distribution shall be necessary), which may be in cash or cash equivalents or in-kind, equal to each shareholder’s proportionate interest in the net assets of the Portfolio; and (2) information concerning the sources of the liquidating distribution. Upon the mailing of the liquidating distribution, all outstanding shares of the Portfolio will be deemed cancelled. If the Trust is unable to make distributions to all of the Portfolio’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of the Portfolio’s shares are payable, the Board may create, in the name and on behalf of the Portfolio, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Portfolio in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

8. Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Portfolio shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends and any amounts treated as distributed by the Portfolio pursuant to Sections 562(b), 565, or 852(b)(3) of the IRC, shall have the effect of distributing to the Portfolio’s shareholders all of the Portfolio’s net tax exempt income and investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Portfolio’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carryforward) and any additional amounts necessary to avoid any excise tax for such periods.

9. Expenses of the Portfolio. Transamerica Asset Management, Inc. shall bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to shareholders.

10. Power of the Board. The Board and, subject to the authority and approval of the Board, the officers of the Trust, shall have the authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the preparation, execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

11. Amendment of Plan. The Board shall have the authority to authorize or ratify such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Portfolio’s assets and effect complete liquidation of the Portfolio and the distribution of the Portfolio’s net assets to its shareholders in redemption of the shares in accordance with the laws of the State of Delaware, the 1940 Act, the IRC, the Trust’s governing documents, and the purposes to be accomplished by the Plan, if the Board determines that such action would be in the best interests of a Portfolio and its shareholders.

12. No Appraisal Rights. Shareholders shall have no appraisal rights in connection with the liquidation.

13. Filings. The Board hereby directs the appropriate parties to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the liquidation and dissolution of the Portfolio with the Internal Revenue Service and with any other taxing or other authority.

14. Non-Recourse. The obligations of the Trust entered into in the name, or on behalf thereof, by any of the Trustees of the Trust, representatives, or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Portfolio must look solely to the assets of the Trust belonging to the Portfolio for the enforcement of any claims against the Trust.

TRANSAMERICA SERIES TRUST,

on behalf of Transamerica BlackRock Global Allocation Managed Risk—Growth VP

By:
Name:
Title:

B-2

APPENDIX C

5% and 25% Interest Ownership

To the knowledge of the Trust, as of January 21, 2020, the following persons owned beneficially or of record or 5% or more of a class of outstanding shares of the Portfolios.

Name & Address	Portfolio Name	Class	Shares	Percent of Portfolio
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Blackrock Global Allocation Managed Risk—Growth VP	Service	19,430,771.186	95.15%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Multi-Manager Alternative Strategies VP	Initial	1.090	100.00%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	Service	458,604.376	89.55%
TCM Division Transamerica Financial Life Insurance Company Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	Service	40,040.710	7.82%

Any person who holds beneficially more than 25% of a Portfolio may be deemed to control the Portfolio until such time as it holds beneficially 25% or less of the outstanding common shares of the Portfolio. Any person controlling a Portfolio may be able to determine the outcome of issues that are submitted to Holders for vote and may be able to take action regarding the Portfolio without consent or approval of the other Holders. With respect to Proposal I and Proposal II, in the case of the Asset Allocation Portfolios that are series of the Trust and hold shares of the applicable Portfolio, each Asset Allocation Portfolio will vote its shares of such Portfolio in the same proportion in which votes are cast by other Holders of the Portfolio. In addition, TAM, the Insurance Companies and their affiliates will use proportional voting to vote any shares held by TAM, the Insurance Companies or their affiliates for their own account.

C-1

To the knowledge of the Trust, as of January 21, 2020, the following persons held beneficially more than 25% of the Portfolios.

Name & Address	Portfolio Name	Shares	Percent of Portfolio
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Blackrock Global Allocation Managed Risk—Growth VP	19,430,771.186	95.15%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Multi-Manager Alternative Strategies VP	458,604.376	89.55%

C-2

APPENDIX D

Further Information Related to Transamerica BlackRock Government Money Market VP

Holders should carefully review the prospectus dated May 1, 2019 for Transamerica BlackRock Government Money Market VP (the “Government Money Market Portfolio”). For more information about the Government Money Market Portfolio and for a free copy its most recent prospectus, statement of additional information, annual or semi-annual report, call 1-800-851-9777 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the Trust’s website at www.transamericaseriestrust.com. The Government Money Market Portfolio’s investment manager is TAM and its sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fees and Expenses: The following table describes the annual fund operating expenses of the Government Money Market Portfolio for the one-year period ended December 31, 2018. This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class of Shares
	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial	Service
Management fees[1]	0.24%	0.24%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.05%	0.05%
Total annual fund operating expenses	0.29%	0.54%

[1]	Management fees have been restated to reflect a reduction in management fees effective November 1, 2018.

Example: This Example is intended to help you compare the cost of investing in the Government Money Market Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$30	$93	$163	$368
Service	$55	$173	$302	$677

Principal Investment Strategies:

The portfolio is a government money market fund. The portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in:

•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;

•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and

•	cash.

The portfolio’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the portfolio’s total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, it’s agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations.

The portfolio will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the portfolio at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the portfolio.

In managing the portfolio’s assets, the sub-adviser uses a combination of “top down” analysis of macroeconomic and interest rate environments and “bottom up” research of sectors and issuers. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.

The portfolio invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The portfolio may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The portfolio invests in accordance with the quality, maturity, liquidity and diversification requirements applicable to Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The portfolio will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the sub-adviser or the portfolio’s Board of Trustees.

The portfolio may invest in other government money market funds to the extent permitted by law.

If the portfolio takes a temporary defensive position, it will be more difficult for the portfolio to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.

Principal Risks: You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect that the sponsor will provide financial support to the portfolio at any time.

You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.

As a government money market fund, the portfolio is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the portfolio liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such “liquidity fees” or “redemption gates”. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.

There is no assurance that the portfolio will meet its investment objective. The portfolio could underperform short-term debt instruments or other money market funds, or you could lose money, as a result of risks (in alphabetical order) such as:

•

Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs. During periods of market volatility, active trading may be more pronounced.

•

Counterparty – The portfolio will be subject to credit risk with respect to counterparties to derivatives, repurchase agreements and other financial contracts entered into by the portfolio or held by special purpose or structured vehicles in which the portfolio invests. Adverse changes to counterparties (including derivatives exchanges and clearinghouses) may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the portfolio may decline.

•

Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio may default or its credit may be downgraded, or may be perceived to be less creditworthy, or the value of assets underlying a security may decline. A decline may be significant, particularly in certain market environments.

•

Cybersecurity – Cybersecurity incidents may allow an unauthorized party to gain access to portfolio assets, shareholder data (including private shareholder information), and/or proprietary information, or cause the portfolio, TAM, a sub-adviser and/or the portfolio’s other service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the portfolio’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares.

•

Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

•

Fixed-Income Securities – The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. The value of fixed-income securities will generally go down when interest rates rise. Interest rates have been at historically low levels in the U.S., so the portfolio faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Government Money Market Fund – The portfolio operates as a “government” money market portfolio under applicable federal regulations. The portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the portfolio will be able to maintain a $1.00 share price. The portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.

•

Interest Rate – The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels. The portfolio’s yield will tend to lag behind general changes in interest rates. The ability of the portfolio’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio.

•

Investments by Affiliated Portfolios – A significant portion of the portfolio’s shares may be owned by other portfolios sponsored by Transamerica. Transactions by these portfolios may be disruptive to the management of the portfolio. For example, the portfolio may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the portfolio’s brokerage and/or other transaction costs. In addition, sizeable redemptions could cause the portfolio’s total expenses to increase.

•

Legal and Regulatory – Legal and regulatory changes could occur that may adversely affect the portfolio, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the portfolio. The portfolio also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

•

Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Investments may become illiquid due to the lack of an active market, a reduced number of traditional market participants, or reduced capacity of traditional market participants to make a market in securities. The liquidity and value of investments can deteriorate rapidly and those investments may be difficult or impossible for the portfolio to sell, particularly during times of market turmoil. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss. The portfolio may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

•

Management – The portfolio is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The portfolio is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. In addition, the portfolio’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the investment manager and could have an adverse effect on the performance of the portfolio. Any of these things could cause the portfolio to lag relevant benchmarks or other funds with similar objectives.

•

Market – A change in interest rates or a decline in the market value of a portfolio investment, lack of liquidity in the bond markets, real or perceived adverse economic or political conditions, inflation, or other market events could cause the value of your investment in the portfolio, or its yield, to decline. While the portfolio seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could go down.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

There has been significant U.S. and non-U.S. government and central bank intervention in and support of financial markets during the past decade. The Federal Reserve has reduced and begun unwinding its market support activities and has begun raising interest rates. Certain foreign governments and central banks are implementing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases, unwinding of quantitative easing, or contrary actions by different governments, may not work as intended, could negatively affect financial markets generally, increase market volatility, and reduce the value and liquidity of securities in which the portfolio invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the portfolio’s investments may be negatively affected.

•

Mortgage-Related Securities – The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

•

Prepayment or Call – Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid

•

Redemption – The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the portfolio could have an adverse impact on the remaining shareholders in the portfolio. In addition, the portfolio may suspend redemptions when permitted by applicable regulations.

•

Repurchase Agreements – In a repurchase agreement, the portfolio purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price, which is typically higher than the purchase price paid by the portfolio. The securities purchased serve as the portfolio’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.

•

Underlying Government Money Market Funds – The portfolio may invest in other government money market funds. Each of the underlying government money market funds in which the portfolio may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.

•

U.S. Government Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies.

•

Yield – The amount of income received by the portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the portfolio’s expenses could absorb all or a significant portion of the portfolio’s income. If interest rates increase, the portfolio’s yield may not increase proportionately. For example, TAM or its affiliates may discontinue any temporary voluntary fee limitation or recoup amounts previously waived or reimbursed. In addition, the implementation of recently adopted requirements for money market funds may have a negative effect on the portfolio’s yield. The portfolio may hold cash uninvested and, if so, will not earn income on those assets.

Performance

The bar chart and the table below provide some indication of the risks of investing in the Government Money Market Portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows the portfolio’s average annual total returns for different periods.

The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.

The portfolio’s performance reflects the effect of contractual and voluntary fee waivers and/or expense reimbursements by TAM and amounts recaptured by TAM under such arrangements.

Prior to May 1, 2016, the portfolio operated as a “prime” money market portfolio and invested in certain types of securities that the portfolio is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market portfolio. Performance shown for periods prior to May 1, 2016 reflects the portfolio’s former investment strategy.

As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.

Prior to November 1, 2018, the portfolio was named Transamerica Aegon Government Money Market VP, had a different sub-adviser, and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

Annual Total Returns (calendar years ended December 31)—Initial Class

	Quarter Ended	Return
Best Quarter:	09/30/2018	0.50%
Worst Quarter:	9/30/2009	0.00%

7-DAY YIELD (as of December 31, 2018)

Initial Class = 2.38%

Service Class = 1.90%

Average Annual Total Returns (periods ended December 31, 2018)

	1 Year	5 Years	10 Years	Inception Date
Initial Class	1.72%	0.35%	0.19%	10/02/1986
Service Class	0.78%	0.16%	0.08%	05/01/2003

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Please detach at perforation before mailing.

VOTING INSTRUCTION CARD
TRANSAMERICA SERIES TRUST
VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 20, 2020

[INSURANCE COMPANY DROP-IN]

The undersigned hereby instructs the above referenced insurance company with full power of substitution, to vote as directed on the reverse side of this form all shares of the Portfolio(s) the undersigned is entitled to provide instructions for at the Special Meeting of Shareholders of Transamerica Series Trust to be held at the office of Transamerica Asset Management, Inc., 1801 California Street, Suite 5200, Denver, Colorado, on March 20, 2020, at 10 a.m. (Mountain time), and at any adjournments or postponements thereof.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY. This voting instruction form will be voted as instructed. If no specification is made, the voting instruction form will be voted “FOR” Proposal 1 and 2.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE:1-866-298-8476

TST_31091_011420_VI

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Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of Transamerica Series Trust to Be Held on March 20, 2020.

The Joint Proxy Statement and Voting Instruction Card for this meeting are available at:

https://www.proxy-direct.com/tra-31091

IF YOU PROVIDE VOTING INSTRUCTIONS ON THE INTERNET, BY TELEPHONE, OR IN PERSON,

YOU NEED NOT RETURN THIS VOTING INSTRUCTION CARD

PORTFOLIO	PORTFOLIO
Transamerica Multi-Manager Alternative Strategies VP	Transamerica BlackRock Global Allocation Managed Risk - Growth VP

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A  Proposals THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

1.	Approval of a Plan of Liquidation to liquidate Transamerica Multi-Manager Alternative Strategies VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached joint Proxy Statement.

		FOR	AGAINST	ABSTAIN
	Transamerica Multi-Manager Alternative Strategies VP	☐	☐	☐

2.	Approval of a Plan of Liquidation to liquidate Transamerica BlackRock Global Allocation Managed Risk – Growth VP and distribute the liquidation proceeds to the Holders of the Portfolio, all as described in the attached joint Proxy Statement.

		FOR	AGAINST	ABSTAIN
	Transamerica BlackRock Global Allocation Managed Risk – Growth VP	☐	☐	☐

3.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

B  Authorized Signatures — This section must be completed for your vote to be counted.– Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Voting Instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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